                                                               7.99% SERIES B
                                                                 CUMULATIVE
                                                               STEP-UP PREMIUM
                                                                RATE PREFERRED
                                                                    SHARES

                                                              CUSIP  264411 80 2

       NUMBER
        PB


                          DUKE REALTY INVESTMENTS, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF INDIANA





THIS CERTIFIES that                   is the owner of                 7.99%
SERIES B CUMULATIVE STEP-UP PREMIUM RATE PREFERRED SHARES ($.01 par value; $500 liquidation preference) of DUKE REALTY INVESTMENTS, INC. (the "Company") fully paid, not liable to any further call or assessment, and transferable only on the books of the Company by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent.

IN WITNESS WHEREOF, the Company has caused this certificate to be signed by its duly authorized officers.


DATED:

/s/ John R. Gaskin                          /s/ Thomas L. Hefner
----------------------------------          -------------------------------
John R. Gaskin, Secretary                   Thomas L. Hefner, President


Countersigned:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, N.Y.)

By:
----------------------------------
              Authorized Officer


                           DUKE REALTY INVESTMENTS, INC.

     IF NECESSARY TO EFFECT COMPLIANCE BY THE COMPANY WITH REQUIREMENTS OF THE INTERNAL REVENUE CODE RELATING TO REAL ESTATE INVESTMENT TRUSTS, THE RIGHTS OF ANY HOLDER OF 7.99% SERIES B CUMULATIVE STEP-UP PREMIUM RATE PREFERRED SHARES MAY BE RESTRICTED BY THE COMPANY AND/OR THE TRANSFER THEREOF MAY BE PROHIBITED UPON THE TERMS AND CONDITIONS SET FORTH IN THE COMPANY'S ARTICLES OF INCORPORATION. THE COMPANY WILL FURNISH TO THE REGISTERED HOLDER OF THIS CERTIFICATE, UPON REQUEST AND WITHOUT CHARGE, A COPY OF SUCH TERMS AND CONDITIONS, A STATEMENT OF ALL THE POWERS, DESIGNATIONS, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK ISSUED BY THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, AND A COPY OF THE DESIGNATING AMENDMENT WITH RESPECT TO THE 7.99% SERIES B CUMULATIVE STEP-UP PREMIUM RATE PREFERRED SHARES. REQUESTS FOR SUCH COPIES MAY BE DIRECTED TO THE SECRETARY OF THE COMPANY.

     The following abbreviations when used in the instructions on the face of this Certificate shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM - as tenant in common  UNIF GIFT MIN ACT -           Custodian
                                                  ----------          ----------
TEN ENT - as tenants by the                         (Cust)              (Minor)
          entireties                           Under Uniform Gifts to Minors Act

JT TEN -  as joint tenants
          with right of
          survivorship and
          not as tenants
          in common                            ---------------------------------
                                                              (State)

     Additional abbreviations may also be used though not in the above list.





                                   ASSIGNMENT


     For value received,                                            hereby
                        --------------------------------------------
sell(s), assign(s) and transfer(s) unto


   PLEASE INSERT SOCIAL SECURITY OR
 OTHER IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OR
ASSIGNEE)

--------------------------------------------------------------------------------

----------------------------------------------- Preferred Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                         -------
----------------------------------------- Attorney to transfer the said
Preferred Shares on the books of the Company with full power of substitution in the premises.


Dated:
      -----------------------------     ---------------------------------------
                                        Notice:   The signature to the
                                                  assignment must correspond
                                                  with the name as written upon
                                                  the face of this Certificate
                                                  in every particular, without
                                                  alteration or enlargement or
                                                  any change whatever.